QUARTERLY REPORT
December 31, 2006

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund
January 23, 2007

Ted D. Kellner, CFA
President

Dear Fellow Shareholders:

The FMI Focus Fund enjoyed a total return of 12.81% for 2006, as is detailed in the accompanying graphs. The Fund celebrated its tenth anniversary in December, and continued to provide excellent investment returns for all of us as shareholders. As we discussed with you in our past number of letters, the markets, and your Fund, have enjoyed several years of strong investment returns against the backdrop of an economy that now seems to be slowing from its robust pace of the last five years.

Gross Domestic Product (GDP) growth slowed to 2% in the third quarter of 2006, and weakened in each successive quarter of calendar 2006. In addition, the Institute for Supply Management (ISM) Index slipped below 50% in November, indicating a contracting manufacturing sector. Anecdotally, as we have discussed with you in the past, consumers have leveraged their balance sheets, and the home equity refinancing of the last several years slowed dramatically in 2006 in an increasing interest rate environment. However, unemployment remains low by historic standards, and after a long period of relative stagnation, real wages appeared to have begun to grow in recent months.

Inflation seems to be reasonably held in check, with the most recent consumer price indices showing inflation running at a 2.2% rate of increase, year-over-year, in November—down slightly from the 2.4% rate of October. While this is still above the 1-2% range earmarked by the Fed, it appears to be headed in the right direction.

Corporate profits have been on a tear, and when finally compiled, it appears that the December 2006 quarter will be the nineteenth quarter of year-over-year double-digit increases in corporate profits. Our contacts and discussions with corporate managements, however, indicate that this rate of gain is likely to slow to a 6-9% rate of increase, as we move through 2007.

When we weigh the plusses and minuses in the environment in which we find ourselves-and then overlay the valuation levels of today—we see the investment landscape as one in which we do not want to take undue risk. Valuations are at the upper-end of historic valuation ranges, which tells us that investors still have a relatively high level of optimism regarding the future. History also tells us that this is a time when stock selection, and paying particular heed to valuation levels, is critically important.

Rick and Glenn, and the investment team at the FMI Focus Fund, will continue to exercise prudence in this environment, and take advantage of investment opportunities as they present themselves. We all continue to focus upon long-term investment results, and just as has been true in the first ten years of the Fund’s existence, we remain optimistic and excited that the returns over the next ten years will be very satisfactory for all of us as shareholders.

Thank you very much for your continued support.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

January 23, 2007

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

Dear Fellow Shareholders:

The FMI Focus Fund enjoyed a 6.52% return in the fourth calendar quarter, although we did lag the S&P 500 Index and the Russell 2000 Index which returned 6.70% and 8.90%, respectively. The strength in the financial markets generally, and in consumer-oriented equities in particular, appear to be signaling that the economy is indeed headed toward the historically elusive soft landing. The recent substantial decline in energy prices is deemed to be the perfect offset to the housing bust.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 12/31/06 AS COMPARED TO THE
STANDARD & POOR’S 500(1) AND THE RUSSELL 2000(2)

FMI Focus Fund
$67,042

Russell 2000
$25,501

S&P 500
$23,112

Results From Fund Inception (12/16/96) Through 12/31/06

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 12/31/06 From
	Last 3 Months	Year Ended 12/31/06	Years Ended 12/31/06	Years Ended 12/31/06	Fund Inception 12/16/96
FMI Focus Fund	6.52%	12.81%	7.85%	20.67%	20.86%
Standard & Poor’s 500	6.70%	15.79%	6.19%	8.42%	8.70%
Russell 2000	8.90%	18.37%	11.39%	9.44%	9.77%

*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(2)
The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

The rest of the world continues to look pretty good. Many economists feel Europe will continue to improve, albeit modestly, while Asia’s boom continues. The key question there is whether China is overly dependent on the U.S. consumer and in turn if the U.S. consumer is overly dependent on using their homes as ATMs. Asian economies seem close to developing self-sustaining consumer economies, but, in our opinion, wouldn’t support 10%-type GDP growth. Lower energy prices will certainly help American consumers, but probably not plug the entire home “ATM” hole.

So, all in all, the world economy seems destined to slow further putting continued pressure on corporate earnings. As this plays out, we believe many opportunities will present themselves. This has not been the case for several years as stocks have gone straight up and, in our opinion, became at least fully valued. We are excited about the potential opportunities if the aforementioned scenario plays out over the next six months. The principal risk is an overshoot of the soft landing into a recession.

New Investments: Beacon Roofing Supply, Inc., Rogers Corp.

The housing bust is creating some nice investment opportunities as investors shun anything to do with the space. We are researching a number of promising ideas but only one, Beacon Roofing Supply, Inc. (BECN), has come to fruition. With all of the headlines blasting stories about the “housing bubble,” one can certainly understand why investors would balk at buying any company with roofing as part of its name. Yet, scratch below the surface and one finds an exceedingly well-managed company whose principal business is reroofing existing structures (72% of business). Thirty percent of Beacon’s business is commercial roofing which is currently quite robust. Only twenty percent of the company’s mix is reliant on new residential roofing, which, of course, is quite weak and likely to stay that way.

We like the reroofing business because of its nondiscretionary nature. When you need a new roof you can’t put it off that long. What really excites us is the track record of its CEO, Bob Buck. Mr. Buck came from Cintas Corp. (CTAS) where he was President of the Uniform Rental Division. Under his stewardship that division’s annual sales increased over 300 percent from $600 million to $2.5 billion. Bob led his division through the acquisition of their third and fifth largest competitors. We see a similar opportunity at Beacon. The roofing material distribution industry is quite fragmented. Bob wrote the book on rolling up steady-eddy type local and regional businesses. Roofing looks to be a great venue for Bob.

This is a long-term story. We wouldn’t be at all surprised to see some further weakness in the stock as the new residential part of their business bottoms out. The current stock price values the company at roughly sixteen times our 2007 earnings estimate, which we believe is a very fair price. Our strategy is to buy on the occasional dip when investors overreact to economic data.

Another recent addition has been Rogers Corp. (ROG). Recall from previous shareholder letters that Rogers is a specialty materials company with three segments. The Advanced Circuit Material segment manufactures the base material for printed circuit boards used in a wide array of industries from defense to consumer electronics. The High Performance Foam category makes a polymer product called Poron. Poron is an amazing franchise enjoying mid-twenties type operating margins and grows 8-10% a year. Interestingly, another of our portfolio companies, Brady Corp., buys Poron and die cuts it into small parts used to cushion and seal mobile phones. The Custom Electrical Components segment makes electroluminescent lamps (EL) that backlight mobile phone keypads. EL is growing very fast as thin phones require thin backlighting solutions and thin phones are becoming increasingly popular.

We originally bought Rogers several years ago when the company incurred start-up problems in its new Chinese manufacturing plants. The stock tanked and gave us a great opportunity. After having sold the last of our position this past October, Rogers’s stock came under pressure with concerns about the mobile phone industry slowing, and an earnings warning by the company itself. Rogers’s stock is thinly traded and can be quite volatile. As such, we are “easing” back into the stock. We believe the company has great intellectual property and market positions and is again approaching an attractive valuation at roughly fifteen times our $3.25-$3.50, 2007 earnings estimate. Rogers also has a great balance sheet with over four dollars a share in cash and no debt. The company also has a number of joint ventures whose value isn’t fully reflected in the company’s valuation. We consider Rogers a bit of a “chicken” technology stock, given its end markets.

December Quarter Winners: Digitas Inc., Biomet, Inc., and Celanese Corp.

These three stocks were the winners this quarter. Both Digitas Inc. (DTAS) and Biomet, Inc. (BMET) were bought out while Celanese Corp. (CE) finally got some investor recognition following a number of terrific earnings reports over the past year. Congratulations to our chemical industry analyst, Aaron Garcia, for being perseverant. Digitas and Biomet provide excellent illustrations of our disciplined approach of purchasing stocks at a discount to private market value, which is to say the price someone would pay to purchase the entire company. We were satisfied with the Biomet buyout price at a fairly generous valuation of nearly thirteen times our 2007 cash flow estimate (enterprise value divided by EBITDA) but were a bit disappointed with the Digitas price. While the valuation itself was fair, Digitas was a turnaround story in a very fast growing industry, digital advertising. Scarcity value should also have come into play given that there are only two publicly held pure-play digital advertising agencies, aQuantive, Inc. (AQNT), which we also own, being the other. We had hoped Digitas would wait a few more years, gotten itself fully turned around and participated in the rapid industry growth and then sold out at a higher price.

December Quarter Loser: Molex Inc.

Molex Inc. (MOLX, MOLXA) was the December quarter loser. This is somewhat ironic given that it was one of our biggest winners earlier this year providing a handsome gain when we monetized half of the position. Obviously, in retrospect, we wish we had sold it all. Molex is a frustrating situation. The company is among the world’s leaders in connectors for the electronics industry. We had always viewed Molex as a reasonable way to participate in the growth of electronics without the insane risk and volatility of semiconductor investments. Connectors tend to be longer lived, less volatile, less commoditized, and less subjective to dramatic price reductions.

Molex has been a bit of a turnaround story as well. While always a respected company, we had always felt the company had been somewhat complacent and insular. This was partly a function of being family run. Several years ago, the first outsider, Martin Slark, was named CEO. Mr. Slark began the necessary, but arduous task of consolidating the company’s footprint from many smaller plants scattered around the world into larger footprints in Asia. Mr. Slark also reduce the SKU or number of connectors sold, worked on reducing overhead expenses and really focused on improving cash flow. All of these improvements manifested in nicely improved operating margins and stock price, until the recent quarter. Unfortunately, the electronics industry, particularly mobile phones slowed quite a bit in November and December and Molex pre-announced poor quarterly earnings.

The stock came under tremendous pressure and is now selling at about fifteen to sixteen times our very depressed 2007 earnings estimates. Molex believes it can achieve low- to mid-teens operating margins in a decent environment. This would translate into over $2.00 per share in earnings power, rendering today’s stock price quite a bargain for a high-quality company. We do have concerns about Asian competitors and will be visiting Molex later this month for a very thorough review. Before we buy more stock, we want to make very sure the industry dynamics have not changed and that Molex is still the world-class competitor we perceive it to be.

As we sign off and offer our usual gratitude to our investors, this particular “thank you” is special in that the FMI Focus Fund turned ten years old on December 16, 2006. It is hard to believe it has been that long. We have enjoyed an unusual level of success. We lived through the dog days of small-caps in the late 1990s, the “Asian Contagion” of 1998, the internet boom and resulting bust, the recession in 2001-2002 and then the terrific markets of the past few years.

On December 28, 2006, our Board of Directors declared distributions of $0.1348 per share from short-term capital gains, which will be treated as ordinary income, and $0.5577 per share from net long-term capital gains, payable December 28, 2006, to shareholders of record on December 27, 2006.

Thank you, FMI Focus Fund investors. We hope you feel, like we do, that your patience has been well rewarded these past ten years. We look forward with great enthusiasm to the next ten years.

Sincerely,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2006 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 90.4% (a)
COMMON STOCKS — 87.1% (a)
COMMERCIAL SERVICES SECTOR — 5.2%
	Advertising/Marketing Services — 2.8%
249,900	aQuantive, Inc.	$6,162,534
841,200	ValueClick, Inc.	19,877,556
		26,040,090
	Personnel Services — 2.4%
296,700	Manpower Inc.	22,231,731
CONSUMER NON-DURABLES SECTOR — 1.0%
	Apparel/Footwear — 1.0%
221,700	Liz Claiborne, Inc.	9,635,082
DISTRIBUTION SERVICES SECTOR — 8.1%
	Electronics Distributors — 2.8%
536,200	Arrow Electronics, Inc.	16,917,110
432,400	Ingram Micro Inc.	8,825,284
		25,742,394
	Wholesale Distributors — 5.3%
233,600	Beacon Roofing Supply, Inc.	4,396,352
473,600	Grainger (W.W.), Inc.	33,123,584
491,800	Interline Brands, Inc.	11,050,746
		48,570,682
ELECTRONIC TECHNOLOGY SECTOR — 9.4%
	Computer Communications — 0.9%
419,200	Juniper Networks, Inc.	7,939,648
	Electronic Equipment/Instruments — 1.9%
382,500	Varian Inc.	17,132,175
	Electronic Production Equipment — 1.9%
499,500	Asyst Technologies, Inc.	3,651,345
826,400	Entegris Inc.	8,941,648
230,500	MKS Instruments, Inc.	5,204,690
		17,797,683
	Semiconductors — 3.9%
310,800	Actel Corp.	5,644,128
1,079,500	Altera Corp.	21,244,560
689,700	Exar Corp.	8,966,100
		35,854,788
	Telecommunications Equipment — 0.8%
822,100	AudioCodes Ltd.	7,703,077
ENERGY MINERALS SECTOR — 1.4%
	Oil & Gas Production — 1.4%
265,000	Noble Energy, Inc.	13,003,550
FINANCE SECTOR — 14.7%
	Finance/Rental/Leasing — 6.0%
256,700	Advance America Cash
	Advance Centers Inc.	3,760,655
327,400	Assured Guaranty Ltd.	8,708,840
942,200	RAM Holdings Ltd.	13,464,038
1,008,600	Rent-A-Center, Inc.	29,763,786
		55,697,319
	Insurance Brokers/Services — 1.4%
429,900	Arthur J. Gallagher & Co.	12,703,545
	Life/Health Insurance — 0.3%
20,000	Reinsurance Group
	of America, Inc.	1,114,000
367,700	Scottish Re Group Ltd.	1,963,518
		3,077,518
	Multi-Line Insurance — 1.9%
239,600	PartnerRe Ltd.	17,018,788
	Regional Banks — 2.7%
490,725	Associated Banc-Corp	17,116,488
142,700	Greater Bay Bancorp	3,757,291
96,600	Midwest Banc Holdings, Inc.	2,294,250
117,900	Nexity Financial Corp.	1,414,800
		24,582,829
	Specialty Insurance — 2.4%
360,500	MGIC Investment Corp.	22,545,670
HEALTH TECHNOLOGY SECTOR — 4.8%
	Biotechnology — 0.8%
168,400	Charles River Laboratories
	International, Inc.	7,283,300
	Medical Specialties — 4.0%
349,800	Beckman Coulter, Inc.	20,918,040
550,000	PerkinElmer, Inc.	12,226,500
160,000	Wright Medical Group, Inc.	3,724,800
		36,869,340
INDUSTRIAL SERVICES SECTOR — 8.6%
	Contract Drilling — 1.7%
195,000	Pride International, Inc.	5,851,950
286,100	Rowan Companies, Inc.	9,498,520
		15,350,470

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2006 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 90.4% (a) (Continued)
COMMON STOCKS — 87.1% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 8.6% (Continued)
	Environmental Services — 3.1%
984,910	Casella Waste Systems, Inc.	$12,045,450
398,800	Republic Services, Inc.	16,219,196
		28,264,646
	Oilfield Services/Equipment — 3.8%
1,161,700	Dresser-Rand Group, Inc.	28,426,799
372,352	Hanover Compressor Co.	7,033,729
		35,460,528
PROCESS INDUSTRIES SECTOR — 12.6%
	Chemicals: Major Diversified — 2.4%
865,800	Celanese Corp.	22,406,904
	Chemicals: Specialty — 3.5%
316,700	Airgas, Inc.	12,832,684
400,000	Rockwood Holdings Inc.	10,104,000
122,200	Sigma-Aldrich Corp.	9,497,384
		32,434,068
	Containers/Packaging — 5.1%
644,600	Bemis Company, Inc.	21,903,508
735,900	Packaging Corp of America	16,263,390
778,600	Smurfit-Stone Container Corp.	8,222,016
		46,388,914
	Industrial Specialties — 1.6%
360,000	Ferro Corp.	7,448,400
120,500	Rogers Corp.	7,127,575
		14,575,975
PRODUCER MANUFACTURING SECTOR — 5.0%
	Electrical Products — 1.8%
591,200	Molex Inc. Cl A	16,376,240
	Industrial Machinery — 2.7%
140,000	Kadant Inc.	3,413,200
374,100	Kennametal Inc.	22,015,785
		25,428,985
	Miscellaneous Manufacturing — 0.5%
125,500	Brady Corp.	4,678,640
RETAIL TRADE SECTOR — 4.9%
	Apparel/Footwear Retail — 1.1%
335,100	Jos. A. Bank Clothiers, Inc.	9,835,185
	Discount Stores — 3.0%
930,400	Family Dollar Stores, Inc.	27,288,632
	Specialty Stores — 0.8%
262,800	PetSmart, Inc.	7,584,408
TECHNOLOGY SERVICES SECTOR — 8.1%
	Data Processing Services — 2.3%
1,102,600	The BISYS Group, Inc.	14,234,566
260,800	Hewitt Associates, Inc.	6,715,600
		20,950,166
	Information Technology Services — 1.8%
1,125,000	CIBER, Inc.	7,627,500
676,500	JDA Software Group, Inc.	9,315,405
		16,942,905
	Internet Software/Services — 2.3%
1,067,000	Digitas Inc.	14,308,470
415,300	eCollege.com	6,499,445
		20,807,915
	Packaged Software — 1.7%
898,100	Parametric Technology Corp.	16,183,762
TRANSPORTATION SECTOR — 3.3%
	Other Transportation — 2.5%
773,700	Laidlaw International Inc.	23,543,691
	Trucking — 0.8%
415,400	Werner Enterprises, Inc.	7,261,192
	Total common stocks	803,192,435
MUTUAL FUNDS — 3.3% (a)
454,900	iShares S&P SmallCap
	600 Index Fund	30,018,851
	Total long-term investments	833,211,286

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2006 (Unaudited)

Principal
Amount		Value (b)
SHORT-TERM INVESTMENTS — 10.1% (a)
	Commercial Paper — 6.3%
$17,000,000	Toyota Motor Credit Corp.,
	5.16%, due 1/03/07	$16,995,126
22,000,000	American Express Credit Corp.,
	5.19%, due 1/04/07	21,990,485
19,000,000	Prudential Funding LLC,
	5.15%, due 1/05/07	18,989,128
	Total commercial paper	57,974,739
	Variable Rate Demand Note — 3.8%
35,456,736	U.S. Bank, N.A., 5.10%	35,456,736
	Total short-term investments	93,431,475
	Total investments	926,642,761
	Liabilities, less cash and
	Receivables — (0.5%) (a)	(4,626,712)
	Net Assets	$922,016,049

	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($922,016,049 ÷ 28,549,808
	shares outstanding)	$32.30

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

QUARTERLY REPORT
December 31, 2006

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

January 1, 2007
Dear Fellow Shareholders:

2006 was a year of surprisingly good investment returns for stocks. The FMI Large Cap Fund gained 16.7%*, slightly ahead of the 15.8% return for the benchmark Standard & Poor’s 500 Index(1). Technology, Commercial Services and Consumer Non-Durables drove sector performance, while Distribution, Communications and Finance lagged. With approximately $3.7 trillion of merger and acquisition activity worldwide in 2006 - up 38% from 2005 according to Thomson Financial - and no sign of slowing as 2007 embarks, valuations appear to be stretched. The Fund may trail the benchmark for the near term if these speculative juices flow more freely. Higher multiple sectors and financial stocks tend to perform better when caution takes a breather, and the S&P 500 is more heavily weighted in these areas. We have learned over the years, however, that the environment can change quickly. We believe the Fund is positioned in a prudent manner. One year ago, we ended the letter with the following phrase that bears repeating here: [we] plan for tough times and hope for good times.

Below we have made some brief comments on the big picture before commenting on investment challenges and the market.

Economy
The economy is certainly slowing from the strong pace of the past five years. Gross Domestic Product (GDP) growth slowed to 2% in the third quarter of 2006 and the closely-watched Institute for Supply Management (ISM) Index slipped below 50 in November, indicating a contracting manufacturing sector. Additional interim data seemed to suggest further slowing in the fourth quarter, although the signs are mixed, as usual. Anecdotally, a large number of companies from a variety of cyclical areas have recently flagged reduced business activity, including Rockwell, Illinois Tool Works, Black & Decker, Caterpillar, Home Depot, Jabil Circuits, FedEx and others. Most housing markets are seeing significant weakness on a year-over-year basis and automobile production in 2007 appears to be facing its first sub 16 million-unit build since 1998. At this point, many pundits are saying the current slowdown is a “mid-cycle correction,” yet most economists still have 3% plus real GDP predicted for 2007.

Unemployment remains low, despite the noticeable angst by commentators and the average American, at least if polls are to be believed. After a fairly long period of relative stagnation, real wages have been growing. So far, wage growth has not been parlayed into higher inflation. As we have discussed several times in past letters, international labor arbitrage is likely to keep a lid on U.S. wages for some time. The Fed’s preferred inflation gauge, the price index for personal consumption expenditure excluding food and energy, shows a 2.2% gain for November on a year-over-year basis, down from 2.4% in October. While this is still above the 1-2% range the Fed earmarks, it is headed in the right direction. The Producer Price Index (PPI) has been a lot
_________________
*	The Fund’s one year and annualized five year returns through December 31, 2006 were 16.68% and 10.84% respectively.
(1)
The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

more volatile, but given the enormous capacity being added in a number of commodities, we do not anticipate continued high raw material prices extending much beyond 2007. Energy inventories remain very high (see Chart 1) and are not congruent with $60 oil.

Through the end of 2006, consumer spending was a lot healthier than we would have predicted. Fourth quarter spending looks to be up nearly 4%, according to preliminary Commerce Department figures. Somebody long ago said never to underestimate the U.S. consumer… at least, not yet! Still, with a negative savings rate, housing prices flat to down nationwide and home equity cash-outs falling dramatically, we do not see a big push coming from the consumer in 2007.
Chart 1

The 10-Year U.S. Treasury Bond yielded 4.7% at the end of 2006, up modestly (30 basis points) from the beginning of the year. Viewed over an 80-year time horizon, 4.7% is just slightly higher than the median of 4.25%. Over the past 50 years, however, 4.7% can be viewed as pretty low compared to the median of 6.34%. Many interest rate observers are more concerned with the shape of the yield curve (see Chart 2). Today, we note that short end rates are higher than those further out on the curve, thus we have the so-called inverted yield curve. The short end of the curve was up over 90 basis points in 2006. Historically, an inversion of the yield curve has often been a precursor to recession.

We have no idea whether a recession is in store for 2007, although its appearance would come as no surprise. As you know, our Fund portfolio has been positioned fairly defensively over the past year or two. This is primarily a function of bottom-up value analysis rather than a top-down call on the economy. As investors start to increase their worries about the economy, we anticipate seeing better values in the economically sensitive stocks. These stocks today are quite expensive by historical standards, and many defensive stocks have also performed remarkably well, leaving the landscape pretty well picked over as we enter 2007.

Chart 2

Investment Challenge
Far and away, the most consistent and pressing challenge we face at the FMI Large Cap Fund revolves around finding new investments for the Fund portfolio. Between buyouts and stocks reaching valuation targets, there is a constant need for fresh ideas. Some managers claim there are plenty of attractive new ideas. We suppose that depends on what one is willing to pay. Many cyclical companies look cheap on earnings, but may be very expensive if the industry or economic tide recedes. For example, take Toll Brothers, a large homebuilder. At the beginning of 2006, the stock looked cheap at 6 times expected 2007 earnings of roughly $5.25. By the end of the year, the price-to-earnings ratio (P/E) had moved to nearly 18 as the estimate for 2007 cratered from $5.25 to $1.75. The stock declined nearly 40% by the summer of 2006 before recovering a portion of the loss. The homebuilders, to include Toll Brothers, are certainly more interesting today at higher multiples than a year ago at lower multiples, but we think the downturn has a long way to go. It is an area we could revisit later.

Are industrial companies at the peak of their respective cycles? A number of high-quality industrial companies can be purchased for 14-17 times earnings. Our struggle here is the same as that illustrated above. Industrial stocks are generating record-high operating net margins (see Chart 3). It could very well be that industrial cyclical P/E ratios are attractive in the same dangerous way that Toll Brothers was a year ago. Incidentally, that is one reason we prefer to look at price-to-sales ratios for many types of companies, particularly cyclical ones. Take the quintessential broadly diversified industrial company, 3M. This stock trades at 17 times the latest twelve months’ earnings. That is actually on the low end of the past decade’s P/E range of 17-30. While 17 is not a demanding P/E multiple, the price-to-sales ratio is 2.6 times, which is slightly above average from a long-term perspective.

The price-to-sales ratio does not look particularly alarming until one realizes that 3M’s operating margins recently hit a record high 23.1%, nearly 400 basis points higher than the 10-year average and almost 800 basis points above the previous decade’s average. While 3M can be congratulated for driving the profitability of their business to record levels, we think the low-hanging fruit has been picked. We believe 3M will do well to maintain their existing margins. It is more than likely, however, they will fall as the company reinvests in growth.

Chart 3

3M has been restructuring for years and even with significant acquisitions, has only achieved a 4% compound rate of sales growth over the past decade. Widespread innovation and organic growth has been lacking even while financial engineering has been first-rate. Now the company faces a long road ahead to rebuild internal growth and frankly, given the new chief executive officer’s track record at Brunswick (24 acquisitions) it does not look like 3M shareholders will see relief any time soon.

We highlight these two situations to help our shareholders better understand the investment landscape today. Private equity activity, while a boon to the Fund in the short run due to takeovers, also complicates the picture. By changing the capital structure of the acquired companies, aided by relatively low interest rates, private equity pools can afford to pay up for deals. This helps drive up valuations for public companies. Our June letter described in depth the valuation picture for the market as it exists today. Recall that most valuation measures are in the seventh to ninth decile (the tenth being the most expensive). With stocks generally fully priced and the “cheap” ones quite uninteresting - as illustrated by Toll Brothers and 3M - our job is challenging, to say the least.

Market
We call this the Alice-in-Wonderland market, where things appear to be off-center, or even upside-down. Twenty years ago, private equity buyers usually paid 4-5x EV/EBITDA (enterprise value-to-earnings before interest, taxes, depreciation and amortization), which was typically a 20-25% discount to public market value. Now private equity sponsors are often paying premiums to public market values, which have escalated into the range of 9-11 times themselves. Private equity pools and high yield investors, to include hedge funds, instead resuscitate weak companies that should go bankrupt. The demand for return, by aptly named “yield pigs” in the junk bond arena, has resulted in very narrow spreads (see Chart 4). Private equity sponsors have been loading target companies with unhealthy leverage, paying themselves huge “dividends” by increasing leverage further and leaving the operating companies with little margin for error. According to Standard & Poor’s Leveraged Commentary & Data Group, the ratio of debt-to-cash flow escalated from 4.0 in 2002 to 5.7 in 2006. Recent deals, like the enormous $17.1 billion Harrah’s transaction, have a ratio in excess of 8.0.

HCA and Kinder Morgan both have ratios in excess of 6. A surprising number of deals, such as the $17.6 billion Freescale Semiconductor transaction, are in cyclical, unpredictable businesses. Grant’s Interest Rate Observer reports that pro forma the leveraged buyout (LBO), Freescale has $9.5 billion of debt and $5.5 billion of equity. Interest expense is expected to be $840 million per year, a figure the company barely covered in 2005 and 2006 (EBITDA minus capital expenditures). In fact, in 2001-2003 Freescale, when part of Motorola, failed to cover its fixed charges and even had negative EBITDA in two of those years. The Mad Hatter appears to be alive and well indeed.

Chart 4

The extreme leverage aspect of private equity has interesting long-term implications primarily because there is a popular perception that U.S. corporations have never been in better shape financially. That may indeed be the case for public enterprises, but the private side looks to be far more sketchy. When a credit crunch unfurls, the ramifications will extend far beyond the world of private equity. It has been over 15 years since the last real credit cycle. While it may be hard to imagine lenders saying “no” given the state of easy money today, a weaker economy, combined with some fear, could result in significant stress, escalating defaults and perhaps a pause in the Wall Street securitization machine and credit default swap market. Indeed, this cyclical behavior would be “normal” when viewed from a historical perspective. As we have commented several times over the years, the past decade has been abnormal in many ways. Easy money helped create asset bubbles, first with equities in the late 1990s, and then more recently, in residential real estate. Innovations from Wall Street, particularly in structured finance, have resulted in a veritable explosion in financial derivatives. According to the British Bankers’ Association, global credit derivatives have grown from $5 trillion in 2004 to $20 trillion in 2006! While many of these derivative programs serve real and useful economic purposes, a great number are highly speculative in nature. It remains to be seen how well all of these highly levered promises will hold up when times are not so sanguine.

We are seeing the first signs of trouble from the mortgage finance arena. Several sub prime lenders have shut their doors already, leaving their equity holders holding the bag. Default rates in the sub prime category have risen dramatically, up almost 100% from a year ago (from roughly 4% to 8%). With home prices falling in many markets and defaults up, some of the leveraged derivative bets are starting to go bad. We do not anticipate a widespread debacle, unless the economy really goes sour and the unemployment rate escalates meaningfully. Nevertheless, what is transpiring today is perhaps a harbinger of things to come.

On the corporate side, less-than-investment-grade debt issuance has been enormous. According to the Wall Street Journal, about $260 billion of new junk bonds were issued in 2006, up from the previous record of $210 billion in 2004. 17% of these were rated CAA or lower (a D rating indicates the bonds are in default) compared to 1990 when 4% were rated this low. Much of this debt has also been processed through the Wall Street securitization machine, with investors buying the various risk pieces. After awhile, it is easy to become inured to this activity, even when the dollars involved are mind-boggling. Investors seem all-too-willing to refinance troubled situations. It is reminiscent of the late 1980s junk bond phenomenon, where low historical default rates served as the justification for more leverage and dicier deals. That ended badly and we believe this cycle will too. Just because risk is “traunched-off” to investors does not mean it is eliminated. Risk can be spread, but it does not disappear. The lynchpin of the derivative world is the strength of the counter party. All of the derivative products depend on the counter party making good on his end of the deal. In a stressed environment, it is very hard to fathom this happening without significant problems. We have watched Berkshire’s Warren Buffett unwind the derivative position of General Re over the past five years. Starting with approximately 23,000 derivatives, he has now worked it down below 400, in arguably the most favorable environment you could imagine, yet this endeavor has, so far, cost Berkshire over $400 million. General Re’s derivative portfolio was, and is, small relative to others. It is just not logical to assume an orderly exchange when events roil this market.

Strategy
2006 was a remarkable year, primarily from the standpoint that almost everything did pretty well. Only three of the Dow Stocks were down in 2006 compared to 16 in 2005. Of the top ten major industry groups tracked by Dow Jones, all were up, with the weakest being health care at plus 5.4%. Nearly all major investment strategies - international, small cap, large cap, growth and value - performed reasonably well in 2006. There will normally be more variation in the market, and we anticipate a return to more volatility in 2007. We welcome this, as it is a source of new ideas.

On December 28, 2006, our Board of Directors declared distributions of $0.0305 per share from net investment income and $0.0350 per share from short-term capital gains, which will be treated as ordinary income, payable December 28, 2006, to shareholders of record on December 27, 2006.

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
December 31, 2006 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 89.8% (a)
COMMERCIAL SERVICES SECTOR — 3.2%
	Miscellaneous Commercial
	Services — 3.2%
246,000	Cintas Corp.	$9,768,660
COMMUNICATIONS SECTOR — 4.2%
	Major Telecommunications — 4.2%
669,000	Sprint Nextel Corp.	12,637,410
CONSUMER NON-DURABLES SECTOR — 11.5%
	Beverages: Alcoholic — 3.9%
147,000	Diageo PLC - SP-ADR	11,658,570
	Food: Specialty/Candy — 3.6%
256,000	Cadbury Schweppes
	PLC - SP-ADR	10,990,080
	Household/Personal Care — 4.0%
179,000	Kimberly-Clark Corp.	12,163,050
CONSUMER SERVICES SECTOR — 6.5%
	Media Conglomerates — 6.5%
902,000	Time Warner Inc.	19,645,560
DISTRIBUTION SERVICES SECTOR — 8.5%
	Medical Distributors — 4.4%
204,000	Cardinal Health, Inc.	13,143,720
	Wholesale Distributors — 4.1%
179,000	Grainger (W.W.), Inc.	12,519,260
ELECTRONIC TECHNOLOGY SECTOR — 3.7%
	Electronic Equipment/
	Instruments — 3.7%
195,000	CANON INC. SP-ADR	11,035,050
ENERGY MINERALS SECTOR — 3.4%
	Integrated Oil — 3.4%
155,000	BP PLC - SP-ADR	10,400,500
FINANCE SECTOR — 16.5%
	Insurance Brokers/Services — 4.7%
357,000	Willis Group Holdings Ltd.	14,176,470
	Major Banks — 4.6%
350,000	Bank of New York
	Company, Inc.	13,779,500
	Property/Casualty
	Insurance — 7.2%
5,950	Berkshire Hathaway
	Inc. Cl B	21,812,700
HEALTH TECHNOLOGY SECTOR — 3.8%
	Medical Specialties — 3.8%
163,000	Becton, Dickinson & Co.	11,434,450
INDUSTRIAL SERVICES SECTOR — 3.8%
	Environmental Services — 3.8%
311,000	Waste Management, Inc.	11,435,470
PROCESS INDUSTRIES SECTOR — 4.2%
	Chemicals: Specialty — 4.2%
213,000	Praxair, Inc.	12,637,290
PRODUCER MANUFACTURING SECTOR — 4.9%
	Industrial Conglomerates — 4.9%
483,000	Tyco International Ltd.	14,683,200
RETAIL TRADE SECTOR — 9.6%
	Apparel/Footwear Retail — 4.2%
445,000	TJX Companies, Inc.	12,691,400
	Discount Stores — 5.4%
353,000	Wal-Mart Stores, Inc.	16,301,540
TECHNOLOGY SERVICES SECTOR — 6.0%
	Information Technology
	Services — 6.0%
493,000	Accenture Ltd.	18,206,490
	Total common stocks	271,120,370

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2006 (Unaudited)

Principal
Amount		Value(b)
SHORT-TERM INVESTMENTS — 9.0% (a)
	Commercial Paper — 4.0%
$ 6,000,000	Prudential Funding LLC,
	5.15%, due 1/05/07	$5,996,567
6,000,000	Toyota Motor Credit Corp.,
	5.15%, due 1/05/07	5,996,567
	Total commercial paper	11,993,134
	Variable Rate Demand Notes — 5.0%
12,306,043	U.S. Bank, N.A., 5.10%	12,306,043
3,000,000	Wisconsin Corporate Central
	Credit Union, 5.02%	3,000,000
	Total variable rate
	demand notes	15,306,043
	Total short-term
	investments	27,299,177
	Total investments	298,419,547
	Cash and receivables, less
	liabilities — 1.2% (a)	3,469,339
	Net Assets	$301,888,886
	Net Asset Value Per Share
	($0.0001 par value,
	100,000,000 shares
	authorized), offering
	and redemption price
	($301,888,886 ÷ 19,871,807
	shares outstanding)	$15.19

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipt

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.